                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       All American Communications, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       ALL AMERICAN COMMUNICATIONS, INC.
                             808 WILSHIRE BOULEVARD
                      SANTA MONICA, CALIFORNIA 90401-1810

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 16, 1996

                            ------------------------

To the Stockholders of All American Communications, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of All American Communications, Inc.
(the "Company") will be held at the Miramar Sheraton, Santa Monica, California on July 16, 1996, at 10:00 a.m., local time, to consider and vote upon the following matters:

          1. The election of Class II and Class III Directors;

          2. An amendment to the Company's Restated Certificate of Incorporation to permit the holders of Common Stock to convert into Class B Common Stock on a one for one basis;

          3. The ratification of the amendment to the Company's 1994 Stock Incentive Plan, including authorization of awards in either Common Stock or Class B Common Stock, and an increase of 2,250,000 shares of Common Stock or Class B Common Stock reserved for issuance;

          4. The approval of a certain award to Anthony J. Scotti previously granted under such Plan;

          5. The approval of certain awards to Thomas Bradshaw and certain other executive officers previously granted under such Plan;

          6. The approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1996; and

          7. Such other business as may properly come before the meeting or any adjournment(s) thereof.

     Information concerning these matters, including the names of the nominees for the Company's Board of Directors, is set forth in the attached Proxy Statement, which is a part of this Notice.

     The Board of Directors has fixed June 17, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only those stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting or any adjournment(s) thereof.

     The Company's Board of Directors urges that all stockholders of record exercise their right to vote at the meeting personally or by proxy.

     Your proxy will continue in full force and effect unless and until you revoke such proxy prior to the vote to which such proxy pertains. You may revoke your proxy by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy executed by you, or by attending the meeting and voting in person. The dates contained on the forms of proxy presumptively determine the date of execution, regardless of the postmark dates on the envelopes in which they are mailed.

                                          By Order of the Board of Directors

                                          Anthony J. Scotti
                                          Chairman and Chief Executive Officer

June   , 1996

     TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN (DO NOT PRINT) YOUR NAME AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                       ALL AMERICAN COMMUNICATIONS, INC.
                             808 WILSHIRE BOULEVARD
                      SANTA MONICA, CALIFORNIA 90401-1810

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors (the "Board") of All American Communications, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Miramar Sheraton, Santa Monica, California, on July 16, 1996, at 10:00 A.M., local time, and any postponement(s) and adjournment(s) thereof (the "Annual Meeting").

     The Company's principal executive offices are located at 808 Wilshire Boulevard, Santa Monica, California 90401-1810, and its telephone number is
(310) 656-1100.

     This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) and Annual Report to Stockholders are being first mailed to stockholders on or about June 26, 1996. The Company will bear the costs of soliciting proxies. The Company may use the services of its Directors, officers and other regular employees to solicit proxies personally or telephonically. Such Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

     The proxy will be voted in accordance with the instructions therein. In the absence of such instructions, the persons designated as proxies in the accompanying proxy card(s) will vote: for the election of the Director nominees listed in the Proxy Statement (the "Nominees"), for the approval of the amendment (the "Amendment") to the Company's Restated Certificate of Incorporation, for the ratification of the amendment to the Company's 1994 Stock Incentive Plan, for the approval of a certain award to Anthony J. Scotti, for the approval of certain awards to Thomas Bradshaw and certain other executive officers, for the approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending December 31, 1996 (the "Appointment of Accountants") and in their discretion as to any other business that may properly come before the Annual Meeting. The Board of Directors does not know of any other business to be brought before the Annual Meeting.

     The proxy will continue in full force and effect unless and until revoked by the person executing it prior to the vote pursuant thereto. Such revocation may be effected by a writing delivered to the Company to the attention of the Corporate Secretary at the address indicated above, stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented at the meeting, or by attendance at the meeting and voting in person. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

GENERAL INFORMATION

     The Board of Directors has fixed June 17, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the end of business on the Record Date, shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), were outstanding and entitled to vote at the meeting. The Common Stock is the only class of stock of the Company entitled to vote at the Annual Meeting.

     Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A stockholder must sign and return each of the proxy cards received to ensure that all of the shares owned by such stockholder are represented at the Annual Meeting.

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. With respect to the election of Directors, the four Nominees with respect to Class II and the three Nominees with respect to Class III receiving the highest number of affirmative votes for each respective class will be elected. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date will be necessary for the approval of the remaining matters to be voted upon. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

     Stockholders do not have dissenters' rights of appraisal with respect to any of the matters to be acted upon at the Annual Meeting.

     Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders in excess of a majority of the outstanding shares of Common Stock on the Record Date have notified the Company that they intend to vote their shares at the Annual Meeting in favor of all of the matters set forth above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 6, 1996 concerning the beneficial ownership of certain securities of the Company by (i) each person who is known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company, (ii) each of the current Directors of the Company, and (iii) all current Directors, the Chief Executive Officer and the four most highly compensated officers of the Company who served in such capacities during the 1995 fiscal year (the "Named Officers") of the Company, as a group. Unless otherwise specified, the address of each beneficial owner listed below is 808 Wilshire Boulevard, Santa Monica, California 90401-1810.

                                                                 PERCENT OF      CLASS B      PERCENT OF CLASS B
                                                 COMMON STOCK   COMMON STOCK   COMMON STOCK      COMMON STOCK
                                                 BENEFICIALLY   BENEFICIALLY   BENEFICIALLY      BENEFICIALLY
                                                  OWNED (1)        OWNED        OWNED (1)           OWNED
                                                 ------------   ------------   ------------   ------------------
Anthony J. Scotti(2)...........................     3,240,229       48.05%               --             --
Benjamin J. Scotti(3)..........................     1,441,995       23.89%               --             --
Myron I. Roth(4)...............................       440,850        7.19%               --             --
Thomas Bradshaw(5).............................       385,850        6.33%               --             --
Sydney D. Vinnedge(6)..........................       153,975        2.55%               --             --
Lawrence E. Lamattina (7)......................       105,000        1.72%               --             --
Gordon C. Luce(8)..............................         2,800           *                --             --
David A. Mount(8)..............................         1,800           *                --             --
R. Timothy O'Donnell(9)........................        97,400        1.60%                              --
  Jefferson Capital Group, Ltd.
  One James Center
  901 East Cary Street
  Suite 1400
  Richmond, Virginia 23219
Eugene P. Beard(10)............................            --          --                --             --
  The Interpublic Group of
  Companies, Inc.
  1271 Avenue of the Americas
  New York, New York 10020

                                                                 PERCENT OF      CLASS B      PERCENT OF CLASS B
                                                 COMMON STOCK   COMMON STOCK   COMMON STOCK      COMMON STOCK
                                                 BENEFICIALLY   BENEFICIALLY   BENEFICIALLY      BENEFICIALLY
                                                  OWNED (1)        OWNED        OWNED (1)           OWNED
                                                 ------------   ------------   ------------   ------------------
The Interpublic Group of
  Companies, Inc. ("IPG")(11)(12)..............       630,000       10.45%        2,520,000          44.06%
  1271 Avenue of the Americas
  New York, New York 10020
FMR Corp.(13)..................................       628,403        9.48%               --             --
  82 Devonshire Street
  Boston, Massachusetts 02109
Franklin Resources, Inc.(14)                          366,957        5.74%               --             --
  777 Mariners Island Boulevard
  San Mateo, California 94404
Janus Capital Corp.(15)                                    --          --           500,000           8.74%
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206
All Directors and Executive....................     4,831,574       70.99%               --             --
  Officers as a group (10 persons)

- ---------------

  *  less than 1%

      (1) Amounts include options and other securities exercisable or convertible into shares of Common Stock or Class B Common Stock, as the case may be, held by such beneficial owner, unless such securities are not convertible or exercisable within 60 days. Does not include options granted to Mr. Scotti, to Mr. Bradshaw and to certain other executive officers in February 1996 which cannot be exercised within 6 months from the date of grant or, if applicable, stockholder approval of the amendment to the 1994 Stock Incentive Plan.

      (2) Includes 1,275,538 shares beneficially owned by Messrs. Roth, Bradshaw, Vinnedge, Lamattina and certain other employees which Anthony J. Scotti has a proxy to vote. See "Certain Relationships and Related Transactions." Includes vested performance options to purchase 200,000 shares of Common Stock. Further includes 8,696 shares of Common Stock issuable upon conversion of the Company's convertible subordinated notes registered under a registration statement.

      (3) Includes 6,000 time vesting options which have vested. Excludes 14,000 time vesting options not yet vested nor subject to vesting in the next 60 days. Does not include unvested options granted to Mr. Scotti in February 1996. See "-- Employment Agreements."

      (4) 415,850 of such shares are subject to a voting proxy granted to Anthony J. Scotti. Includes vested performance options to purchase 100,000 shares of Common Stock.

      (5) 385,850 of such shares are subject to a voting proxy granted to Anthony J. Scotti. Includes vested performance options to purchase 70,000 shares of Common Stock. Does not include options granted to Mr. Bradshaw in February 1996 which are not exercisable within 60 days. See "-- Employment Agreements."

      (6) 120,225 of such shares are subject to a voting proxy granted to Anthony J. Scotti. Includes vested performance options to purchase 12,000 shares of Common Stock.

      (7) Mr. Lamattina owns 30,000 shares of restricted Common Stock which vest in July 1998, is vested in time vested options to purchase 25,000 shares of Common Stock and is vested in performance options to purchase 50,000 shares of Common Stock. All such shares are subject to a voting proxy granted to Anthony J. Scotti. Excludes 100,000 time vesting options not yet vested or subject to vesting in the next 60 days.

      (8) Includes 1,800 time vesting options which have vested. Excludes 4,200 time vesting options not yet vested or subject to vesting in the next 60 days.

      (9) Mr. O'Donnell owns 33,100 shares of Common Stock, and his affiliate, Jefferson Capital Group, Ltd., owns warrants to purchase 62,500 shares. Includes 1,800 time vesting options which have vested. Excludes 4,200 time vesting options not yet vested nor subject to vesting in the next 60 days.

     (10) Mr. Beard was appointed to the Board of Directors on October 12, 1994 to fill a vacancy. Mr. Beard does not own any shares directly and disclaims beneficial ownership of the 630,000 shares of Common Stock and the 2,520,000 shares of Class B Common Stock owned by IPG.

     (11) As disclosed on a Schedule 13D, dated August 12, 1994.

     (12) Represents approximately 26.3% (approximately 19% on a fully-diluted basis) of common stock when Common Stock and Class B Common Stock are aggregated as one class.

     (13) As disclosed on a Schedule 13G, dated January 10, 1996; includes 600,003 shares of Common Stock issuable upon conversion of the Company's convertible subordinated notes registered under a registration statement.

     (14) As disclosed on a Schedule 13G, dated February 13, 1996.

     (15) As disclosed on a Schedule 13G, dated February 8, 1996.

                             ELECTION OF DIRECTORS

     In accordance with the Restated Certificate of Incorporation and Bylaws of the Company, the Board of Directors of the Company is divided into three classes. Anthony J. Scotti, Thomas Bradshaw, Myron Roth and R. Timothy O'Donnell were elected by the Company's stockholders as Class II Directors, with terms expiring at the Annual Meeting for 1995; Sydney D. Vinnedge, Gordon C. Luce and Lawrence E. Lamattina were elected by the Company's stockholders as Class III Directors, with terms expiring at the Annual Meeting for 1996; Benjamin J. Scotti, David A. Mount and Eugene P. Beard were elected by the Company's stockholders as Class I Directors, with terms expiring at the Annual Meeting for 1997. All Nominees have consented to being named herein and have indicated their intention to serve as Directors of the Company, if elected.

     The Board of Directors proposes the election of the following Nominees as Class III members of the Board of Directors:

                               Sydney D. Vinnedge
                                 Gordon C. Luce
                             Lawrence E. Lamattina

     If elected, the Nominees for Class III Directors are expected to serve until the Annual Meeting for 1999 or until their successors are duly elected and qualified.

     The Company did not hold an Annual Meeting for Stockholders in 1995. As a result, each of the Class II Directors has continued to serve as Directors. The Board of Directors proposes the election of the following Nominees as Class II members of the Board of Directors:

                               Anthony J. Scotti
                                Thomas Bradshaw
                                   Myron Roth
                              R. Timothy O'Donnell

     If elected, the Nominees for Class II Directors are expected to serve until the Annual Meeting for 1998 or their successors are duly elected and qualified.

     Unless otherwise marked, proxies received will be voted FOR the election of each of the Nominees named above. If such person is unable or unwilling to serve as a Nominee for the office of Director at the date of the Annual Meeting, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that such Nominee will be unwilling or unable to serve if elected a Director.

INFORMATION WITH RESPECT TO DIRECTORS AND NOMINEES

     The following table sets forth certain information with respect to the continuing Directors and Nominees of the Company as of June 6, 1996.

            NAME                                        POSITION                           AGE
- -----------------------------  ----------------------------------------------------------  ---
Anthony J. Scotti**..........  Chairman and Chief Executive Officer                        56
Myron I. Roth**..............  President, Chief Operating Officer and Director             63
Thomas Bradshaw**............  Chief Financial Officer, Senior Executive Vice President    53
                               and Director
Sydney D. Vinnedge...........  Senior Executive Vice President, Executive Vice             52
                               President -- All American Television Production, Inc. and
                               Director
Benjamin J. Scotti...........  Senior Executive Vice President, Executive Vice             58
                               President -- All American Music Group and Director
Lawrence E. Lamattina........  Chief Executive Officer, President -- All                   50
                               American/Fremantle Television Group and Director
Gordon C. Luce*+.............  Director                                                    70
R. Timothy O'Donnell*+++.....  Director                                                    40
David A. Mount*+++...........  Director                                                    52
Eugene P. Beard..............  Director                                                    61

- ---------------

 * Member of Stock Option Committee

** Member of Executive Committee

 + Member of Compensation Committee

 ++ Member of Audit Committee

     Each of the persons listed above (other than Messrs. Lamattina, O'Donnell, Mount and Beard) assumed their respective position listed above on February 25, 1991, the date on which Scotti Brothers Entertainment Industries, Inc. ("SBEI") merged (the "Merger") into All American Television, Inc., the legal predecessor to the Company. Prior to such date, Anthony J. Scotti and Mr. Vinnedge were already directors of such predecessor.

     ANTHONY J. SCOTTI is a co-founder of the Company and has been a Director of the Company since its inception in 1982. He became Chairman and Chief Executive Officer on February 25, 1991. Mr. Scotti served as a consultant to Carolco Pictures Inc. (motion picture production) and was a director of LIVE Entertainment, Inc. (entertainment software) from November 1988 until his resignation in May 1996. Mr. Scotti was the non-executive Chairman of the Board of LIVE Entertainment from November 1992 until his resignation from such position in March 1996.

     MYRON I. ROTH joined SBEI in December 1990 as President and Chief Operating Officer, and he assumed the same titles and became a Director of the Company on February 25, 1991. Mr. Roth is a member of the Board of Directors of the Record Industry Association of America.

     THOMAS BRADSHAW was a director, Senior Executive Vice President and Chief Financial Officer of SBEI from 1985 and, on February 25, 1991, he assumed the same positions at the Company. In addition, Mr. Bradshaw was a director of LIVE Entertainment, Inc. from December 1988 to November 1993.

     SYDNEY D. VINNEDGE is a co-founder of the Company and has been a Director of the Company since its inception in 1982. Since February 25, 1991, Mr. Vinnedge has served as Senior Executive Vice President of the Company.

     BENJAMIN J. SCOTTI co-founded the predecessor to SBEI in 1974 and served as Co-Chairman of SBEI until February 25, 1991. Since February 25, 1991, Mr. Scotti has been Senior Executive Vice President of the Company, Senior Executive Vice President of All American Music Group (a subsidiary of the Company) and a Director of the Company. He is the brother of Anthony J. Scotti.

     LAWRENCE E. LAMATTINA became Chief Executive Officer and President of All American/Fremantle Television Group (an operating division of the Company) on August 3, 1994 and a Director of the Company on October 12, 1994. Since May 1989, he has been Chairman of the Board of Fremantle International, Inc. and Chairman and Chief Executive Officer of EC TV, a division of The Interpublic Group of Companies, Inc. ("IPG"). Mr. Lamattina also continues to act as a consultant to IPG with respect to areas that are not competitive with the Company.

     GORDON C. LUCE is a senior advisor to Eastman & Benirschke Financial Group (financial planning and insurance brokerage), a position that he has held from July 1990 to the present. Mr. Luce is a member of the Board of Directors of PS Group (a diversified investment company) and Molecular Biosystems, Inc. (a medical research enterprise) and is currently a member of the Board of Trustees of the University of Southern California and the Chairman of Scripps Health. He became a Director of the Company on February 25, 1991. Mr. Luce was a director of Carolco Pictures, Inc. until his resignation in November 1995; on November 10, 1995, Carolco Pictures filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

     R. TIMOTHY O'DONNELL was elected to the Company's Board of Directors effective January 2, 1992. He is President of Jefferson Capital Group, Ltd., a privately held investment banking group co-founded by Mr. O'Donnell in September 1989. Mr. O'Donnell has been a director of Shorewood Packaging Corporation (packager for records, videos and cassettes) since October 1991 and a director of Cinergi Pictures Entertainment Inc. (motion picture production) since March 1994. Mr. O'Donnell also served as a director of LIVE Entertainment Inc. from 1985 through his resignation in February 1996.

     DAVID A. MOUNT was appointed to the Board of Directors on May 5, 1994. In March 1995, Mr. Mount was named Chairman and Chief Executive Officer of Warner Media Manufacturing and Distribution. Prior to that time, Mr. Mount had been President and Chief Executive Officer of Warner/Elektra/Atlantic Corporation, a division of Time Warner, Inc., since October 1993. Mr. Mount was President and Chief Executive Officer of LIVE Entertainment Inc. from August 1988 through September 1993. In addition, Mr. Mount served as a director of LIVE Entertainment in 1989 and from January 1992 to the present. On February 2, 1993, LIVE Entertainment filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code and emerged pursuant to a plan of reorganization on March 17, 1993. From August 1989 to June 1993, Mr. Mount was President of LIVE Home Video Inc., a subsidiary of LIVE Entertainment. He was Chief Executive Officer of LIVE Home Video from August 1989 to October 1993.

     EUGENE P. BEARD became a member of the Board of Directors on October 12, 1994. Mr. Beard has been the Vice Chairman -- Finance and Operations of IPG since October 1995, was Executive Vice President -- Finance and Operations of IPG prior to that time and has served as a director of IPG since 1982. Mr. Beard is a member of the Board of Directors of Brown Brothers Harriman 59 Wall Street Fund, Inc. (diversified investment fund) and Micrografx, Inc. (computer software).

     IPG has entered into a voting agreement with certain management stockholders of the Company (including Anthony J. Scotti) to vote for the election of one member of the Company's Board of Directors nominated by IPG.

DIRECTORS' REMUNERATION

     The Company does not pay any compensation to any person serving as a member of the Board of Directors of the Company if such person is also an employee of the Company. All outside Directors of the Company are paid an annual fee of $25,000 for serving as a Director, except that Mr. Beard serves as a director without compensation for such services. Non-employee Directors receive automatic stock option grants of 3,000 shares per year, with the exception of Mr. Beard who has waived his right to such grants.

COMMITTEES OF THE BOARD OF DIRECTORS; ATTENDANCE

     During the year ended December 31, 1995, there were six meetings of the Board of Directors, and all members participated. To assist in carrying out its duties and responsibilities, the Board of Directors of the Company has appointed a Stock Option Committee to administer the Company's Incentive Stock Option

Plan, as amended (the "1991 Plan"). For the year ended December 31, 1995, the members of the Stock Option Committee were R. Timothy O'Donnell, Gordon C. Luce and David A. Mount. During the year ended December 31, 1995, the Stock Option Committee had one meeting, and all members were present. The Board of Directors of the Company has appointed an Executive Committee to assist the Board in the overall management of the business and affairs of the Company. The members of the Executive Committee are Anthony J. Scotti, Myron Roth and Thomas Bradshaw. During the year ended December 31, 1995, the Executive Committee had no formal meetings. The Company has an Audit Committee, the members of which are R. Timothy O'Donnell and David A. Mount. For the year ended December 31, 1995, the Audit Committee held one meeting, and both members participated. In 1994, the Board of Directors established a Compensation Committee to assist in the establishing of executive compensation and the performance goals of the Company and the executive officers. The Company's 1994 Stock Incentive Plan (the "1994 Plan") is also administered by the Compensation Committee. The members of the Compensation Committee are Gordon C. Luce, R. Timothy O'Donnell and David A. Mount. During the year ended December 31, 1995, there was one meeting of the Compensation Committee, and all members were present. In connection with the Company's Class B Common Stock offering in December 1995, the Board of Directors appointed a Pricing Committee, consisting of Anthony J. Scotti and R. Timothy O'Donnell, to assist in the pricing of such stock. During the year ended December 31, 1995, the Pricing Committee met once, and both members participated.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
             VOTE FOR THE ELECTION OF ALL OF THE CLASS II DIRECTORS
                 AND THE CLASS III DIRECTORS NOMINATED HEREIN.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company to the Named Officers for services rendered during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION AWARDS
                                                               ------------------------------------------
                                     ANNUAL COMPENSATION                        SECURITIES      ALL OTHER
                                  --------------------------    RESTRICTED      UNDERLYING       COMPEN-
  NAME AND PRINCIPAL POSITION     YEAR    SALARY     BONUS     STOCK AWARDS   OPTIONS/SARS(#)   SATION(1)
- --------------------------------  ----   --------   --------   ------------   ---------------   ---------
Anthony J. Scotti                 1995   $813,000   $     --     $     --         100,000        $    --
  Chairman and                    1994    719,000         --           --         100,000             --
  Chief Executive Officer         1993    547,000         --           --              --             --
Myron I. Roth                     1995   $425,000   $ 79,000     $     --          50,000        $    --
  President and Chief             1994    408,000     79,000           --          50,000             --
  Operating Officer               1993    389,000     79,000           --              --             --
Thomas Bradshaw                   1995   $419,000   $ 43,000     $     --          35,000        $    --
  Chief Financial Officer         1994    399,000     43,000           --          35,000             --
  and Senior Executive Vice       1993    380,000     43,000           --              --             --
  President
Sydney D. Vinnedge                1995   $396,000   $ 13,000     $     --           6,000        $    --
  Senior Executive Vice           1994    371,000     13,000           --           6,000             --
  President                       1993    350,000     13,000           --              --             --
Lawrence E. Lamattina(2)          1995   $561,000   $550,000     $     --          25,000        $    --
  Chief Executive Officer and     1994    229,000    229,000      218,000(3)      150,000             --
  President, All American/        1993         --         --           --              --             --
  Fremantle Television Group

- ---------------

(1) The Named Officers received compensation in the form of personal benefits, including automobile allowances and premiums for health, disability and life insurance, which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each year.

(2) Mr. Lamattina's employment with the Company commenced on August 3, 1994.

(3) In accordance with his employment agreement dated August 3, 1994, Mr. Lamattina was granted restricted stock awards under the 1994 Plan, as of July 6, 1994, for 30,000 shares of Common Stock with a vesting date of July 5, 1998. The shares have been valued using the closing bid price on July 6, 1994 of $7.25. Mr. Lamattina would be entitled to any dividends on such shares.

                            OPTION GRANTS IN 1995(4)

                                                             INDIVIDUAL GRANTS
                                ----------------------------------------------------------------------------
                                NUMBER OF
                                SHARES OF      PERCENT OF
                                  COMMON         TOTAL
                                  STOCK         OPTIONS
                                UNDERLYING     GRANTED TO     EXERCISE OR                         GRANT DATE
                                 OPTIONS       EMPLOYEES      BASE PRICE                           PRESENT
             NAME               GRANTED(#)      IN 1995        ($/SH)(1)      EXPIRATION DATE      VALUE(2)
- ------------------------------  ----------     ----------     -----------     ----------------    ----------
Anthony J. Scotti.............    100,000(3)      21.91%        $ 9.125       April 24, 2005       $479,874
Myron I. Roth.................     50,000(3)      10.95%        $ 9.125       April 24, 2005       $239,937
Thomas Bradshaw...............     35,000(3)       7.67%        $ 9.125       April 24, 2005       $167,956
Sydney D. Vinnedge............      6,000(3)       1.31%        $ 9.125       April 24, 2005       $ 28,792
Lawrence E. Lamattina.........     25,000(3)       5.48%        $ 9.125       April 24, 2005       $119,969

- ---------------

(1) Exercise price is based upon the closing bid price of the Company's Common Stock on the date of grant.

(2) Grant date value is determined using the Black-Scholes option valuation model.

(3) Each of these options vests in varying percentages based upon the satisfaction of certain performance targets. None of these options had vested as of December 31, 1995. All of these options became fully vested subsequent to December 31, 1995 upon the Company's achievement of the specified performance targets.

(4) Excludes all options granted in 1996 in connection with amendments to the employment contracts of certain Named Officers. See "-- Employment Agreements."

OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

     The following table provides certain information concerning the exercise of stock options and shows the number of shares covered by both exercisable and non-exercisable stock options held as of the end of 1995. Also shown are values for "in-the-money" options, which represent the positive difference between the exercise price of such options and the price of the Common Stock at year end.

                  AGGREGATED OPTION EXERCISES DURING 1995 AND
                       OPTION VALUES ON DECEMBER 31, 1995

                                                            NUMBER OF SHARES OF
                                                               COMMON STOCK
                                    SHARES                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                   ACQUIRED                     OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                      ON       VALUE         DECEMBER 31, 1995           DECEMBER 31, 1995
              NAME                 EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- ---------------------------------  --------   --------   -------------------------   -------------------------
Anthony J. Scotti................        --         --             --/200,000            $     --/$237,500
Myron I. Roth....................        --         --             --/100,000            $     --/$118,750
Thomas Bradshaw..................        --         --             --/ 70,000            $     --/ $83,125
Sydney D. Vinnedge...............        --         --             --/ 12,000            $     --/ $14,250
Lawrence E. Lamattina............        --         --         25,000/150,000            $ 59,375/$318,750

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1994, the Company established a Compensation Committee whose members are Gordon C. Luce, R. Timothy O'Donnell and David A. Mount. For information concerning certain transactions between the Company and certain Directors, see "Certain Relationships and Related Transactions."

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation:

COMPENSATION OVERVIEW

     The Company uses a combination of salary and incentive compensation, including cash bonus and periodic grants of stock options under the Company's 1991 Plan or the 1994 Plan (collectively, the "Plans") or pursuant to other option plans or arrangements adopted by the Board of Directors, to compensate its executive officers. Additional benefits, including insurance benefits, are provided to executives and other key employees that the Company believes are similar to those provided by other companies in the entertainment industry. The Company draws most of its executives and other key employees from the entertainment industry where creative talent is crucial and commands a significant premium, and where decisions made by a relatively small number of employees with an in-depth knowledge of creative businesses can have a major impact on the performance of the Company. Persons with such unique qualifications are rare and are being pursued by other companies both in and out of the entertainment industry, many of whom have greater available resources than the Company. Except as otherwise described below, each of the Company's executive officers is currently employed pursuant to a multi-year employment agreement, the purpose of which is to retain the services of such executive officer for an extended period. The Company believes that its compensation program for executive officers benefits the Company through the continuation of expansion and new opportunities designed to enhance stockholder value.

     In May 1994, the Company amended certain of its employment agreements with its executives following the recommendation of Towers Perrin, Inc. ("Towers"), an executive compensation consultant retained by the Company. Towers assessed the Company's current compensation levels for its executive officers and reviewed the annual incentive and the long-term incentive compensation plans. Towers compared such compensation and plans to 13 entertainment or entertainment related companies for which data were publicly available (the "Proxy Group"). This review was undertaken by the Company to establish consistent yet competitive compensation arrangements that also reflect the financial performance of the Company. Such review compared financial performance of the Company and each of the members of the Proxy Group and cash compensation and long-term incentives of comparable positions between such companies. The Company had the highest return on equity and the second highest average three-year rate of growth in the Proxy Group. Towers recommended that the Company should target executive compensation at levels above Proxy Group averages as an incentive to continue such level of performance. Overall, Towers determined that the Company's cash compensation was below the Proxy Group's median for the Chief Operating Officer and Chief Executive Officer and above the Proxy Group's median for the Executive Vice Presidents and Chief Financial Officer. Towers noted, however, that the Chief Financial Officer's extensive involvement in Company operations warranted the higher base level pay. Towers also determined that the Company fell below the competitive norms for long-term incentive compensation. Towers recommended maintaining base salaries (except for an increase in the Chief Executive Officer's salary) and, for the short term, annual incentives at current levels while adopting a long-term incentive plan, such as the 1994 Plan, that emphasizes both standard stock options and performance-based stock options.

     Towers was also retained by the Company in 1996 to review certain option awards to the Chief Executive Officer and Chief Financial Officer. See
"-- Employment Agreements." Towers concluded that such option awards were within the competitive norm for awards granted by entertainment related companies.

SALARY

     The base salary to which each of the Company's executive officers is entitled is specified in such person's employment agreement (see "Employment Agreements" below) and was established pursuant to arm's-length negotiations with each executive officer, in part based on the subjective assessment of the Company, which included a number of factors, including experience, tenure and responsibility, and external factors, including similarly situated executives, geographic and economic conditions, based on information drawn from a variety of sources, including published survey data, information obtained from the media, and the Company's own experience in recruiting and retaining executives, although complete information is not easily obtainable. Most of the employment agreements were entered into at the time of the Merger and were subject to the review and approval of the financial advisors to the parties in the Merger and ECD Corporation, an outside investor in the Company in the Merger. Subsequent modifications to such employment agreements have been made following negotiations with the underwriter of the Company's Common Stock or following the report of Towers.

CASH BONUS

     Arrangements for bonus compensation for the Company's executive officers are also negotiated individually with each executive officer and are generally fixed by contract. Bonus arrangements take various forms and may be determined based on factors such as the Company's or a specific segment of the Company's operations, financial performance or project developments. In 1994, each of Anthony J. Scotti, Myron I. Roth, Thomas Bradshaw, Sidney D. Vinnedge and Benjamin J. Scotti agreed to an amendment to their employment agreements to eliminate bonus provisions tied to the achievement of certain financial objectives by the Company in connection with the March 1992 public offering of the Company's Common Stock at the request of the underwriter. The Company's executive officers, however, are eligible to receive discretionary bonuses as may be determined by the Board of Directors. Except for Messrs. Bradshaw, Lamattina, Roth and Vinnedge, who are discussed below, the Chief Executive Officer develops individual bonus recommendations following the end of each fiscal year based on the subjective assessment of the Company's overall performance and each executive officer's contribution to such performance. No specific formula is used; however, factors may include improved competitive position, project development, long-term objectives and such executive officer's leadership role in any of the foregoing factors. Such factors are not necessarily linked to any specific performance related targets or given any particular weight. Messrs. Bradshaw, Roth and Vinnedge are eligible for a bonus in the discretion of the Board of Directors. Mr. Lamattina's employment agreement provides for an annual incentive compensation payment of up to $550,000 per year (prorated in the case of 1994) based on the operating income of the All American/Fremantle Television Group as compared to the operating income targets established by the Compensation Committee. No discretionary bonuses were paid to the executive officers for 1994 or 1995.

OPTION GRANTS

     The Company uses incentive and non-qualified stock options and other available forms of compensation under the Plans which are intended to provide additional long-term incentives to key employees, including the Company's executive officers. The Board of Directors believes that stock ownership, through options or otherwise, aligns the executive officers' interests with the stockholders' interest. The Plans have been approved by the Company's stockholders. Grants under the Plans generally require the executive to be employed by the Company on the exercise date and vest over a period of years (time vesting options) or the Company's achievement of certain performance criteria (performance options) following the date of grant. The exercise price of such grants is generally equal to the market price of the Company's Common Stock or Class B Common Stock (if the amendment to the 1994 Plan is approved by stockholders) on the grant date; therefore, option grants will only benefit an executive if the market price of the Company's Common Stock is greater than on the date of the option grant. No specific formula is used to determine grants made to any particular employee, including executive officers, but grants are generally based on factors such as employment agreements and competitive norms and subjective factors, such as promotion, contribution to performance and individual performance related criteria. The Chief Executive Officer makes recommendations regarding option grants and vesting to the Stock Option Committee with respect to grants under the 1991 Plan and to the Compensation Committee with respect to grants under the 1994 Plan. While time vesting options typically vest equally over a five-year period, options granted to certain executive officers may have shorter or longer vesting periods. Performance options typically vest upon the achievement of certain performance criteria of the operations of the Company, its subsidiaries or divisions over a certain period of time established by the Compensation Committee. In April 1995, the executive officers each received stock option grants of 226,000 shares in accordance with the Towers report which found such grants to be within competitive norms and recommended such grants to balance pay for performance and integrate total compensation with long-term stockholder returns. In June 1994, five of the executive officers (including Mr. Anthony J. Scotti) each received stock option grants of 226,000 shares. In July 1994, the Company granted Mr. Lamattina options to acquire an aggregate of 150,000 shares and 30,000 shares of restricted Common Stock pursuant to the 1994 Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Anthony J. Scotti, Chairman and Chief Executive Officer of the Company, is compensated pursuant to an employment agreement described under "-- Employment Agreements" below. His original employment agreement had an initial term of five years and was negotiated in connection with the Merger and amended at the request of the underwriters in connection with the Company's 1992 offering of Common Stock. Mr. Scotti's employment agreement established an annual base salary of $500,000, increasing by five percent on each anniversary date of such agreement. The employment agreement also permits an annual bonus in the discretion of the Board of Directors. The term of Mr. Scotti's employment agreement was extended in May 1994 to February 1999. In connection with such extension and as recommended by the Towers report, Mr. Scotti's annual base salary was increased to $750,000, increasing by ten percent on each anniversary date. Mr. Scotti's employment agreement was also amended, upon the recommendation of Towers, to provide for the annual grant of options to acquire 100,000 shares of Common Stock, commencing in 1994, in an effort to bring Mr. Scotti's long-term incentive compensation within the competitive norms of the Proxy Group. These options have now vested upon the satisfaction of certain performance criteria of the Company as established by the Compensation Committee. These recommendations were based on the strategic importance of Mr. Scotti to the Company, the dilutive effect of the 1994 Plan on Mr. Scotti's ownership in the Company and the review by Towers of competitive norms for companies in the Proxy Group. The term of Mr. Scotti's employment agreement was extended in February 1996 to February 2001. Towers also reviewed the award of stock options granted to Mr. Scotti as a portion of the inducement for him to extend his employment Agreement. See "-- Employment Agreements."

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally limits tax deductions to public companies for compensation over $1,000,000 paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance based compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to consider the provisions of Section 162(m) in connection with the performance based portion of the compensation of its executives (which currently consists of stock option grants and annual bonuses described above). However, the Board of Directors does not necessarily intend to structure compensation to its executives to avoid disallowance of any tax deductions in the future in light of available tax deductions to the Company and the requirements imposed by Section 162(m) and the proposed regulations thereunder for compensation to be fully deductible for income tax purposes.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with all of the Named
Officers: Anthony J. Scotti, Thomas Bradshaw, Sydney D. Vinnedge, Lawrence Lamattina and Myron I. Roth. The employment agreement with Mr. Scotti, originally entered into in February 1991 and amended most recently in February 1996, provides that Mr. Scotti shall serve as Chief Executive Officer of the Company through February 25, 2001 (unless earlier terminated in accordance with the terms of such agreement), commencing at a base salary of $907,500 in 1996 and increasing by 10% per year (subject to a maximum base salary of $1,000,000 per year). Mr. Scotti is required to render his services on a full-time basis to the Company, provided that he may devote such reasonable amount of time, as he determines, to other business activities which may be conducted in the entertainment industry. The term of the agreement may be terminated by the Company for "good cause" (as defined) or by Mr. Scotti in the event of the "Company's Material Breach" (as defined) or a "Change in Control" or other "Event" (as defined in the 1994 Plan).

     The employment agreement with Mr. Bradshaw, originally entered into in February 1991 and amended most recently in February 1996, provides that Mr. Bradshaw shall serve as Senior Executive Vice President, Finance and Chief Financial Officer of the Company through February 25, 2001 (unless earlier terminated), commencing at a base salary of $476,650 in 1996 and increasing by a minimum of six percent per year. The five-year term employment agreement with Mr. Vinnedge, originally entered into in February 1991, which provides that he will serve as a Senior Executive Vice President of the Company, has been extended through August 25, 1997, commencing at a base compensation of $250,000 per year, plus contingent compensation of up to $250,000 per year at the Company's discretion. The employment agreement with Mr. Lamattina, entered into in August 1994, provides that Mr. Lamattina shall serve as the Chief Executive Officer and President of the All American/Fremantle Television Group through August 3, 1999 (unless earlier terminated), commencing at a base salary of $550,000 and increasing by five percent per year. His current salary is $577,500. Mr. Lamattina is also entitled to receive annual incentive compensation up to $550,000 per year if certain operating income targets are achieved by the All American/Fremantle Television Group. Under Mr. Lamattina's employment agreement, he is entitled to annual grants of options to purchase 25,000 shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management" for a description of the vesting of Mr. Lamattina's stock options. The five-year term employment agreement for Mr. Roth, originally entered into in February 1991, has expired, but he continues his employment with the Company as President and Chief Operating Officer without an employment agreement under substantially the same terms as those in effect in the last year of his employment agreement. Mr. Roth's current salary is $425,000 per year. Each of the Named Officers is provided with an automobile expense reimbursement allowance and an annual allowance to cover premiums for life, health and disability insurance.

     Under his employment agreement prior to its amendment in February 1996, Mr. Scotti was entitled to receive, as long-term incentive compensation, 100,000 annual stock option grants (from 1994 to 1999). In February 1996, subject to Mr. Scotti relinquishing his remaining contractual right to future grants under his employment agreement, the Company granted to Mr. Scotti options (under the 1994
Plan) to purchase 250,000 shares of Common Stock at the market price ($9.875 per share) on the date of grant and options (under the 1991 Plan) to purchase 50,000 shares of Common Stock at 110% of the fair market value ($10.8625 per share) on the date of grant. All such stock options vested on the date of grant in February 1996.

     In addition, in connection with the extension of Mr. Scotti's employment agreement, the Compensation Committee granted to Mr. Scotti, subject to stockholder ratification, options (under the 1994 Plan) to purchase 1,200,000 shares of the Company's Class B Common Stock at an exercise price equal to the market price ($7.875 per share) on the date of grant. These options vest subject to Mr. Scotti's staying in the continuous employment of the Company for a period of 9 years and 9 months from the date of grant, subject to accelerated vesting in four equal annual tranches upon the achievement of certain operating income targets set annually by the Compensation Committee or the Board of Directors or earlier upon the occurrence, with certain exceptions, of a "Change in Control" or other "Event" (as defined in the 1994 Plan). The Company has also agreed to reimburse Mr. Scotti for any federal, state or local excise tax ("Excise Tax"), and any additional taxes to which he may be subject, on any payments to Mr. Scotti from the Company as a result of accelerated vesting of this option grant upon a "Change in Control" or otherwise, up to a maximum reimbursement equal to twice the amount of such Excise Tax.

     As part of the amendment of Mr. Bradshaw's employment agreement, the Company granted to Mr. Bradshaw options to purchase 250,000 shares of the Company's Class B Common Stock at the market price ($7.875 per share) on the date of grant. One hundred thousand of such stock options vested on the date of grant in February 1996. The remainder vests in a substantially similar manner to the vesting provisions described above with respect to Mr. Scotti's stock options to purchase Class B Common Stock.

     The award of options to both Mr. Scotti and Mr. Bradshaw were reviewed by Towers, which concluded that such awards were within competitive norms for entertainment or entertainment related companies.

                         THE COMPENSATION COMMITTEE OF
                            THE BOARD OF DIRECTORS:

                                 Gordon C. Luce
                              R. Timothy O'Donnell
                                 David A. Mount

                             CORPORATE PERFORMANCE

     The following graph compares the stock price of the Company's Common Stock with the performance of the Standard and Poor's ("S&P") 500 Composite Index and the S&P Entertainment Index as of February 26, 1991, the date of the Merger, and as of the last trading date for each of 1991, 1992, 1993, 1994 and 1995. The graph assumes that $100 was invested on February 26, 1991 in the Company's Common Stock, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock other than to holders of record of Common Stock of the Company at February 25, 1991, who were paid an extraordinary dividend in the amount of $10.00 per share in connection with the Merger. The S&P 500 Composite and S&P Entertainment Indices set forth below have been revised to reflect corrected information regarding the same indices presented in the Company's 1994 proxy statement as provided by S&P. The historical price performance data shown on the graph are not necessarily indicative of future price performance.

               TOTAL STOCKHOLDER RETURNS -- DIVIDENDS REINVESTED

                                       ALL AMERICAN
        MEASUREMENT PERIOD            COMMUNICATIONS      S&P 500 COMPOS-     S&P ENTERTAIN-
      (FISCAL YEAR COVERED)                INC.                 ITE             MENT INDEX
2/26/91                                            100                 100                 100
DEC 91                                          154.84              118.05               92.31
DEC 92                                          147.58              127.04              132.01
DEC 93                                          179.03              139.85              152.57
DEC 94                                          120.97              141.69              145.52
DEC 95                                          193.55              194.94              174.83

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report on Executive Compensation beginning on page 10 and the graph on page 14 shall not be incorporated by reference into any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 1995, the Company entered into a domestic distribution agreement for recorded music with Warner/Elektra/Atlantic Corporation, a division of Time Warner, Inc. ("WEA"). A member of the Company's Board of Directors is currently Chairman and Chief Executive Officer of Warner Media Manufacturing and Distribution and was previously President and Chief Executive Officer of WEA.

     In October 1995, in order to further strengthen its position in the game show business, the Company formed a 50/50 joint venture (the "LLC") with The Interpublic Group of Companies, Inc. ("IPG"), the holder of more than 5% of the Company's Common Stock, and the LLC acquired substantially all of the assets of Mark Goodson Productions, L.P. and a related entity, including ownership of rights to approximately 45 Goodson game show formats, including The Price Is Right, and a tape library of approximately 17,000 hours of programming and 30,000 broadcast episodes. IPG and the Company, effective January 1, 1996, entered into an agreement pursuant to which the Company purchased IPG's 50% interest in the LLC for: (i) $12.4 million plus accrued interest thereon at a rate of 7% per annum from January 1, 1996 to April 17, 1996 (the "Closing Date"); (ii) the issuance of a subordinated note in the amount of $12.5 million due 12 months from the Closing Date, subject to acceleration upon either a "Change of Control" (as defined) or the acceleration of the term loan (the "Term Loan") provided under the Company's credit facility with its primary lender, plus accrued interest thereon at a rate of 7% per annum from January 1, 1996; and (iii) the issuance of a subordinated note in the amount of $2.8 million, yielding interest at the rate of 7% per annum from January 1, 1996 representing IPG's 50% share of the LLC's earnings through December 31, 1995, as defined, with $.7 million due 30 days from the Closing Date and the balance due 30 days after maturity of the Term Loan (December 31, 1998) and subject to acceleration upon a "Change of Control" (as defined), or the acceleration of the Term Loan.

     As of January 1995, the Company entered into an agreement to engage the services of Jefferson Capital Group, Ltd. ("JCG") to provide investment banking services to the Company for the term of one year, with automatic one year extensions but with both parties retaining the right to terminate such services upon 30 days' written notice. R. Timothy O'Donnell, a member of the Company's Board of Directors, is the President and a significant stockholder of JCG. The agreement is further subject to termination upon the resignation or non-election of Mr. O'Donnell as a Director of the Company. It provides for annual compensation of $25,000 per year, prorated for any partial year. The Company has also agreed to indemnify JCG against any liabilities incurred by it in connection with the services provided, except due to JCG's gross negligence or willful misconduct. JCG's services for 1995 were provided solely with respect to the Company's Class B Common Stock offering, including advice regarding valuation and pricing of the transaction.

     In October 1994, the Company provided a loan of $250,000 to Thomas Bradshaw. Such loan is secured by a pledge of shares of Common Stock owned by Mr. Bradshaw, bears interest at a rate equal to a market rate determined by reference to the Company's working capital line (currently 8%) and has been extended to mature upon the expiration of Mr. Bradshaw's current employment agreement (February 2001).

     SBEI currently leases, from month to month, a building from Anthony J. Scotti and Benjamin J. Scotti at a cost to SBEI of approximately $4,300 per month, which the Company believes is a market rate. This building is used for office and warehouse space for the Company's recorded music operations.

     The Company believes that the terms of the transactions described above are substantially comparable to those that would have been obtainable in similar or analogous transactions with unaffiliated parties.

MANAGEMENT STOCKHOLDERS AGREEMENT

     In 1991, the Company entered into a stockholders' agreement with Anthony J. Scotti, Benjamin J. Scotti, Myron I. Roth, Thomas Bradshaw, George Back, Joseph
E. Kovacs and Sydney D. Vinnedge (the "Management Stockholders Agreement"), pursuant to which (i) each of Messrs. Roth, Bradshaw and Vinnedge granted (a) to Anthony J. Scotti and Benjamin J. Scotti a right of first refusal on all shares of Common Stock owned by Messrs. Roth and Bradshaw immediately after the Merger and the 108,225 shares received by Mr. Vinnedge in the Merger for shares of SBEI common stock owned by him and a right to purchase all such shares upon termination of their employment for a reason other than "cause" (as defined in their respective employment agreements), and (b) to Anthony J. Scotti an irrevocable proxy to vote substantially all such shares until August 25, 1996; and (ii) each of the individuals was granted certain registration rights for such shares owned by him. As a result of such rights, in the event of any public offering, each of such individuals could cause the Company to register all of such shares of Common Stock owned by him, which would permit each such individual to sell his shares in the public market. The proxy granted to Anthony
J. Scotti gives him the ability to control the voting of 2,235,920 shares of the 6,029,653 shares (or approximately 37%) of the voting Common Stock outstanding. Additionally, Messrs. Roth, Bradshaw and

Vinnedge have granted to Anthony J. Scotti an irrevocable proxy to vote all shares of Common Stock acquired upon exercise of their options to purchase an aggregate of 182,000 shares of Common Stock.

     Lawrence E. Lamattina, David Champtaloup and Doug C. Gluck have granted to Anthony J. Scotti an irrevocable proxy to vote all shares of Common Stock acquired upon exercise of their options to purchase an aggregate of 236,500 shares of Common Stock and, in Mr. Lamattina's case, 30,000 shares of restricted stock granted pursuant to the 1994 Plan.

                      AMENDMENT TO THE COMPANY'S RESTATED
                          CERTIFICATE OF INCORPORATION

GENERAL

     The Board of Directors has authorized, subject to stockholder approval and the approval of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") Stock Market, an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") to enable holders of the Company's Common Stock to convert each share of Common Stock held by such holder into one share of Class B Common Stock. The text of the Amendment is set forth on Exhibit A to this Proxy Statement. If this amendment is not approved by Nasdaq, such amendment will be abandoned.

DESCRIPTION OF AMENDMENT

     If the Amendment is approved, the holders of the Common Stock, of which shares were outstanding on the Record Date, will have the right to convert the Common Stock into Class B Common Stock on a one for one basis at such time as the holder determines. No additional consideration or inducement will be given to any holder upon such conversion. When the Company cancels the surrendered Common Stock certificate and issues the certificates for Class B Common Stock, the holder will be considered for all purposes to be the holder of Class B Common Stock. The Class B Common Stock is identical to the Common Stock except that the Class B Common Stock does not confer any voting rights other than in situations provided for by law.

PURPOSES AND REASONS FOR THE AMENDMENT

     The Company has proposed the Amendment in order to provide the holders of Common Stock with greater liquidity. It is anticipated that the Company's December 1995 public offering of Class B Common Stock will create a large public market in such stock. The Amendment will allow holders of the Common Stock to participate in that anticipated market. The members of the Board of Directors, with the exception of Eugene Beard, may be deemed to have an interest in the outcome of the vote on the Amendment to the extent that they individually and beneficially own shares of Common Stock.

     The affirmative vote of a majority of the outstanding shares of Common Stock, as of the Record Date, is required to approve the Amendment. The Board believes that stockholder approval of the Amendment is in the best interests of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                      VOTE "FOR" APPROVAL OF THE AMENDMENT

                        AMENDMENT TO THE COMPANY'S 1994
                              STOCK INCENTIVE PLAN

GENERAL

     The Company's 1994 Stock Incentive Plan (the "1994 Plan" or "Plan") was designed to encourage executive officers, other key employees and certain third parties to acquire a proprietary interest in the

Company and thereby align their interests with those of the stockholders, to continue their employment or work with the Company and to render superior performance during such period.

     On February 26, 1996, the Company's Board of Directors adopted an amendment to the Plan which requires stockholder approval. The changes to the Plan include: (i) an increase in the number of shares of the Company's capital stock issuable pursuant to the 1994 Plan from 1,250,000 shares to 3,500,000 shares,
(ii) authorization for the issuance of awards under the 1994 Plan ("Awards") in either Common Stock or Class B Common Stock (collectively, the "Stock"), and
(iii) a one-time exemption of a certain Award, on February 26, 1996, to Anthony
J. Scotti of 1,200,000 shares of Class B Common Stock from the 1994 Plan's limit on the maximum number of options or stock appreciation rights which may be granted to a participant in one calendar year.

     The Board took such action under the 1994 Plan because it believes that a stock incentive program is an important factor in attracting, retaining and motivating key employees and certain third parties who will dedicate their maximum productive efforts towards the advancement of the Company. The Board believes that the proposed amendment furthers these objectives by assuring continuing availability of stock incentives in the appropriate circumstances.

     To the extent that the Directors and executive officers of the Company will benefit from the changes to the 1994 Plan contemplated in the amendment, each of such Directors and executive officers can be considered to have an interest in the outcome of the stockholder vote on the proposed amendment.

PLAN SUMMARY

     The 1994 Plan authorized the granting of Awards to qualified officers, employee Directors, key employees and third parties providing valuable services to the Company (e.g., independent contractors, consultants and advisors to the
Company). At June   , 1996, there were approximately        persons eligible to
receive Awards. A total of 1,250,000 shares (or 3,500,000 shares, if the proposed amendment is approved by stockholders) of Common Stock (or Class B Common Stock if such amendment is approved), subject to adjustment, are issuable
pursuant to Awards under the 1994 Plan. As of June   , 1996, options to purchase
       shares of the Company's Common Stock,           shares of restricted
stock and, subject to stockholder ratification of the amendment, shares of Class B Common Stock have been granted under the 1994 Plan. Not including the Awards of Class B Common Stock and the additional shares available
upon amendment of the 1994 Plan,           shares were available for issuance or
transfer pursuant to Awards as of June   , 1996. The 1994 Plan will terminate
June 21, 2004 and is in addition to the Company's 1991 Incentive Stock Option Plan.

     The principal aspects of the 1994 Plan, incorporating the proposed amendment, are summarized below. The full text of the 1994 Plan, including such amendment, is annexed hereto as Exhibit B. Stockholders are urged to read Exhibit B carefully. The description of the 1994 Plan in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

     The 1994 Plan is administered by a committee appointed by the Board of Directors and consisting of two or more members, each of whom must be disinterested or, in the absence of a committee, the Board of Directors (the "Committee"). The Committee determines the number of shares to be covered by an Award, the term and exercise price, if any, of the Award and other terms and provisions of Awards. Members of the Board of Directors who are not also employees of the Company receive non-discretionary annual Awards of stock options to purchase 3,000 shares of Stock at the fair market value on the date on which the stock option is granted.

     Awards can be stock options ("Options"), Stock Appreciation Rights ("SARs"), Performance Share Awards ("PSAs") and Restricted Stock Awards ("RSAs"). The number and kind of shares available under the 1994 Plan are subject to adjustment in certain events. Shares relating to Options or SARs which are not exercised, shares relating to RSAs which do not vest and shares relating to PSAs which are not issued will again be available for issuance under the 1994 Plan.

     An Option may be an incentive stock option ("ISO") or a non-qualified Option. The exercise price for Options is to be determined by the Committee but, in the case of an ISO, is not to be less than fair market value on the date on which the Option is granted (110% of fair market value in the case of an ISO granted to any person who owns more than 10% of the combined voting power of all classes of stock of the Company). The purchase price is payable in any combination of cash, shares of Stock already owned by the participant for at least six months or, if authorized by the Committee, a promissory note secured by the Stock issuable upon exercise. In addition, the Award agreement may provide for "cashless" exercise and payment. Subject to early termination or acceleration provisions, an Option is exercisable, in whole or in part, from the date specified in the related Award agreement (which must be at least six months after the date of grant) until the expiration date determined by the Committee. The aggregate fair market value (determined on the date of grant) of the shares of Stock for which ISOs may be granted to any participant under the 1994 Plan and any other plan by the Company or its affiliates which are exercisable for the first time by such participant during any calendar year may not exceed $100,000.

     The Options granted under the 1994 Plan become exercisable on such dates as the Committee determines in the terms of each individual Option. Options become immediately exercisable in full in the event of a disposition of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, unless the Committee arranges for the optionee to receive new Options covering shares of the corporation purchasing or acquiring the assets or stock of the Company in substitution of the Options granted under the Plan (which Options shall thereupon terminate). The Committee in any event may, on such terms and conditions as it deems appropriate, accelerate the exercisability of Options granted under the Plan. An ISO to a holder of more than 10% of the total combined voting power of all classes of stock of the Company must expire no later than five years from the date of grant. A non-qualified Option must expire no later than ten years from the date of the grant.

     The Options granted under the 1994 Plan are not transferable other than by will or the laws of descent and distribution. Unexercised Options generally lapse three months after termination of employment other than by reason of retirement, disability or death in which case it terminates one year thereafter.

     An SAR is the right to receive payment based on the appreciation in the fair market value of Stock from the date of grant to the date of exercise. In its discretion, the Committee may grant an SAR concurrently with the grant of an Option. An SAR is only exercisable at such time, and to the extent, that the related Option is exercisable. Upon exercise of an SAR, the holder receives for each share with respect to which the SAR is exercised an amount equal to the difference between the exercise price under the related Option and the fair market value of a share of such Stock on the date of exercise of the SAR. The Committee in its discretion may pay the amount in cash, shares of Stock, or a combination thereof.

     An RSA is an award of a fixed number of shares of Stock subject to restrictions. The Committee specifies the prices, if any, which the recipient must pay for such shares. Shares included in an RSA may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until they have vested. These restrictions may not terminate earlier than six months after the Award date. The recipient is entitled to dividend and voting rights pertaining to such RSA shares even though they have not vested, so long as such shares have not been forfeited.

     A PSA is an award of a fixed number of shares of Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as is specified by the Committee. Issuance shall in any case not be earlier than six months after the Award date.

     The 1994 Plan also provides for certain stock depreciation protections, tax offset bonuses and tax withholding using shares of Stock instead of cash.

     Under the 1994 Plan, the maximum number of shares of Stock underlying Options and SARs granted to a participant in any calendar year is 250,000 shares. The award to Anthony J. Scotti of 1,200,000 shares of Class B Common Stock on February 26, 1996 is the sole exception to this limitation currently provided for in the 1994 Plan under the amendment.

     Upon the date when a participant is no longer employed by the Company for any reason, shares subject to the participant's RSAs which have not become vested by that date or shares subject to the participant's PSAs which have not been issued shall be forfeited in accordance with the terms of the related Award agreements. Options which have become exercisable by the date of termination of employment or of service on the Committee must be exercised within certain specified periods of time from the date of termination, with the period of time depending on the reason for termination. Options which have not yet become exercisable on the date when the participant terminates employment or service on the Committee for a reason other than retirement, death or total disability shall terminate on that date.

     The exercisability of all outstanding Awards may be accelerated, subject to the discretion of the Committee, upon the occurrence of an "Event," defined in the 1994 Plan to include approval by the stockholders of the dissolution or liquidation of the Company, certain mergers, consolidations, sale of substantially all of the Company's business and/or assets and a "change in control." The 1994 Plan defines a change in control to have occurred (i) if a "person," as defined in Section 13(d) and 14(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act'), has acquired 35% or more of the voting power of the then outstanding securities of the Company, and (ii) if during any two consecutive year periods there has been a change of a majority of the members of the Board of Directors, unless the election or nomination of the new Directors has been approved by at least three-fourths of the members still in office from the beginning of the two year period.

     The 1994 Plan provides for anti-dilution adjustments in the event of a reorganization, merger, combination, recapitalization, reclassification, stock dividend, stock split or reverse stock split; however, no such adjustment need be made if it is determined that the adjustment may result in the receipt of federally taxable income to optionees or the holders of Common Stock or other classes of the Company's securities. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving entity, the Plan shall terminate, and any outstanding Awards shall terminate and be forfeited unless assumed by the successor corporation.

     The Board of Directors may, at any time, terminate or suspend the 1994 Plan. The Plan currently provides that the Board of Directors or the Committee may amend the 1994 Plan at any time; provided, however, that no amendment may operate to increase the maximum number of aggregate shares issuable, materially increase the benefits accruing to participants or change the classes of eligible persons under the 1994 Plan without the approval of the holders of a majority of the shares of Common Stock.

     The following table sets forth certain Awards which have already been granted or may accrue in 1996 to the Named Officers and groups under the 1994 Plan, to the extent currently determinable, if the proposed amendment is approved by the stockholders of the Company. Although granted, such Awards may vest in subsequent years according to the terms of the respective Award agreements. The value to the optionee of the Options granted depends on the market price of the Company's Class B Common Stock on the date of exercise, and, accordingly, cannot be ascertained at this time.

                                                                             OPTIONS
                               NAME AND POSITION                             GRANTED
        ----------------------------------------------------------------    ---------
        NAMED OFFICERS(1)
          Anthony J. Scotti, Chairman and Chief Executive Officer.......    1,500,000 (2)
          Thomas Bradshaw, Chief Financial Officer
             and Senior Executive Vice President........................      250,000 (3)
          Lawrence E. Lamattina, Chief Executive Officer and President,
             All American/Fremantle Television Group....................       25,000 (4)
        Executive Officer Group.........................................    [        ](5)
        Non-Executive Director Group....................................    [        ]
        Non-Executive Officer Employee Group............................    [        ]

- ---------------

(1) Any Awards in 1996 to the remaining Named Officers are not presently determined.

(2) Includes Options for (i) 1,200,000 shares of Class B Common Stock at an exercise price of $7.875 per share, (ii) 250,000 shares of Common Stock at an exercise price of $9.875 per share, and ISOs for 50,000 shares of Common Stock at an exercise price of $10.8625 per share.

(3) Options for shares of Class B Common Stock at an exercise price of $7.875 per share.

(4) Options for shares of Common Stock at an exercise price based upon the closing market price of the Common Stock on August 3, 1996, the anniversary date of Mr. Lamattina's employment agreement.

(5) Includes, in addition to the aforementioned Awards to Messrs. Scotti, Bradshaw and Lamattina, Awards of Options for (i) 100,000 shares to Benjamin
    J. Scotti, (ii) 50,000 shares to Leonard Breijo, (iii) 50,000 shares to Fred Scotti, and (iv) 75,000 shares to Joseph Scotti, each Award for shares of Class B Common Stock at an exercise price of $7.875 per share.

CERTAIN FEDERAL INCOME TAX MATTERS

     The tax consequences with respect to Awards are quite complex and subject to change. Thus, the following discussion is general in nature and does not purport to be complete. Options granted under the 1994 Plan will not result in the recognition of income by the recipient at the time of grant; however, upon the exercise of an Option, the recipient will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Stock purchased upon such exercise, and the Company will generally be entitled to a deduction of a like amount. Recipients of RSAs will not ordinarily recognize income upon receipt of the Award absent an election under the Code to recognize income upon the date of grant. Income will be recognized in an amount equal to the difference between the purchase price of the Stock and the fair market value of the Stock on the date of vesting (or grant, if the above-referenced election has been made), and the Company will generally be entitled to a deduction of a like amount. For a discussion of the impact of
Section 162(m) of the Code, see "Report on Executive Compensation -- Compliance with Internal Revenue Code Section 162(m)."

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE
                           1994 STOCK INCENTIVE PLAN

                APPROVAL OF A CERTAIN AWARD TO ANTHONY J. SCOTTI
                      UNDER THE 1994 STOCK INCENTIVE PLAN

     The Company is requesting that stockholders approve an outstanding Award of 1,200,000 shares of Class B Common Stock to Anthony J. Scotti on February 26, 1996 at an exercise price of $7.875 per share. The Options granted under this Award vest at such time as Mr. Scotti has been in the continuous employment of the Company for 9 years and 9 months from the date on which the Award was granted, subject to accelerated vesting upon achievement of certain operating income targets set annually by the Committee. Such Awards are subject to accelerated vesting in the event of a "Change in Control" (as defined in the Plan) unless the Change in Control occurs within six months of the later of the date of Award or date of stockholder approval of the Award. The value to Mr. Scotti of the Options granted depends on the market price of the Company's Class B Common Stock on the date of exercise, and, accordingly, cannot be ascertained at this time. The Award to Mr. Scotti expires on February 26, 2006. See "Report on Executive Compensation -- Employment Agreements."

     As Mr. Scotti is the beneficiary of this Award, he can be considered to have an interest in the vote on such Award. Accordingly, Mr. Scotti has indicated that he will vote such shares of Common Stock as he beneficially owns (as of June 6, 1996, approximately 1,964,691 shares) in an equal proportion for and against this proposal as are voted for and against by the remaining stockholders of the Company. In addition, Mr. Scotti has indicated that he will vote the shares of Common Stock which he holds under proxy (as of June 6, 1996, approximately 1,275,538 shares) in accordance with the wishes of the holders of record thereof.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK OPTION GRANT TO ANTHONY J. SCOTTI

                   APPROVAL OF AWARDS TO THOMAS BRADSHAW AND
                        CERTAIN OTHER EXECUTIVE OFFICERS

     The Company is requesting that stockholders approve the other outstanding Awards of Class B Common Stock. The following table sets forth the Awards of Class B Common Stock granted under the Company's 1994 Plan to the persons and groups listed below (other than to Anthony J. Scotti). All such Awards were made on February 26, 1996. The information set forth below with respect to Thomas Bradshaw is also included in the "Report on Executive Compensation -- Employment Agreements" section. To date, no other Named Officers, except Anthony J. Scotti and Thomas Bradshaw, have received Awards of Class B Common Stock under the 1994 Plan. The options granted to Thomas Bradshaw and certain other executives who are not Named Officers (the "Other Executives") expire on February 26, 2006. The Awards to Mr. Bradshaw and each of the Other Executives are in lieu of cancellation of each executive's existing contractual rights to future Option grants of Common Stock. The value to the optionee of the Options granted depends on the market price of the Company's Class B Common Stock on the date of exercise, and, accordingly, cannot be ascertained at this time.

                  NAME AND POSITION                 OPTIONS GRANTED   EXERCISE PRICE   DOLLAR VALUE
                  -----------------                 ---------------   --------------   ------------
    Thomas Bradshaw, Chief Financial Officer and
      Senior Executive Vice President.............       250,000(1)       $7.875           --
    Other Executives (4 persons)..................       275,000(2)       $7.875           --

- ---------------

(1) Includes 100,000 Options which vested on date of grant, and 150,000 Options which vest at such time as participant has been in the continuous employment of the Company for 9 years and 9 months from date on which the Award was granted, subject to accelerated vesting upon achievement of certain operating income targets set annually by the Committee. Such Awards are subject to accelerated vesting in the event of a "Change in Control" (as defined in the Plan) unless the Change in Control occurs within six months of the later of date of Award or date of stockholder approval of the Award.

(2) Vests at such time as the participant has been in the continuous employment of the Company for 9 years and 9 months from date on which the Award was granted, subject to accelerated vesting upon achievement of certain operating income targets set annually by the Committee. Such Awards are subject to accelerated vesting in the event of a "Change in Control" (as defined in the Plan) unless the Change in Control occurs within six months of the later of date of Award or date of stockholder approval of the Award.

     Each Director and executive officer of the Company who has received an Award of Class B Common Stock, subject to stockholder approval, can be considered to have an interest in the vote on such Awards.

     In the event that the proposed amendment to the 1994 Plan permitting Awards of Class B Common Stock is not approved by the stockholders, the Options granted thereunder shall be null and void. The obtaining of stockholder approval is intended to provide the benefits to each of the participants under the Plan the benefits of the provisions of Rule 16b-3 under the Exchange Act, pursuant to which option grants are not considered "purchases" for purposes of the short swing profit provisions of Section 16 of the Exchange Act. If stockholder approval is not obtained, the Compensation Committee may consider alternative means of compensating and incentivizing the officers and employees of the Company, which may include grants of equity or other rights not subject to stockholder vote, or other forms of compensation. No understanding, agreement or commitment for any such alternative compensation exists.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
               VOTE "FOR" APPROVAL OF THE STOCK OPTION GRANTS TO
              THOMAS BRADSHAW AND CERTAIN OTHER EXECUTIVE OFFICERS

                            INDEPENDENT ACCOUNTANTS

     Upon unanimous recommendation of the Board of Directors, the Company appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ended December 31, 1995. Ernst & Young LLP served as the Company's independent accountants since 1985. Services provided to the Company by

Ernst & Young LLP during the 1995 fiscal year included the examination of the Company's consolidated financial statements and consultations on various tax matters.

     On June 7, 1996, the Company, as authorized by the Audit Committee of its Board of Directors, engaged Price Waterhouse LLP as its independent accountants for the fiscal year ending December 31, 1996, replacing Ernst & Young LLP,
effective upon             .

     The report of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended December 31, 1994 and 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1994 and 1995, and during the interim period in 1996 in which Ernst & Young LLP served as the Company's independent accountant, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreement in connection with any such report.

     If stockholders do not approve the appointment of Price Waterhouse LLP as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board of Directors.

     Representatives of Ernst & Young LLP and Price Waterhouse LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
             STOCKHOLDERS VOTE "FOR" APPROVAL OF THE APPOINTMENT OF
         PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996

                           PROPOSALS OF STOCKHOLDERS

     A proper proposal submitted by a stockholder for presentation at the Company's next Annual Meeting of Stockholders and received at the Company's executive offices a reasonable time in advance of such meeting will be included in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                 MISCELLANEOUS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, except that the following Directors: Timothy O'Donnell, David Mount and Gordon Luce, failed to file a Form 5 for the year ended December 31, 1995 relating to the vesting of 600 stock options in June 1995 held, respectively, by each of them and Benjamin Scotti, a Director and Senior Executive Vice

President, failed to file a Form 5 for the year ended December 31, 1995 relating to the vesting of 2,000 stock options in June 1995 held by him.

DOCUMENT INCORPORATED BY REFERENCE

     The Company's Form 10-K, as amended, for the year ended December 31, 1995 and Form 10-Q for the quarter ended March 31, 1996 are hereby incorporated herein by this reference. A copy of the Company's Annual Report to Stockholders, which includes the Form 10-K and Form 10-Q, accompanies this proxy statement but shall not constitute proxy soliciting material. Copies of the Form 10-K will be provided, without charge, to any stockholder of the Company. Written requests for a copy of the Form 10-K should be directed to Paul A. Pavlis, Corporate Secretary, at All American Communications, Inc., 808 Wilshire Boulevard, Santa Monica, California 90401-1810.

                                                                       EXHIBIT A

                    AMENDMENT NO. 1 TO RESTATED CERTIFICATE
             OF INCORPORATION OF ALL AMERICAN COMMUNICATIONS, INC.

     Capitalized terms used but undefined herein shall have the meanings ascribed to them in the Restated Certificate of Incorporation.

1. Article FOURTH B of the Restated Certificate be amended to add the following provision:

     5. The holders of the Common Stock shall be entitled to convert each share of Common Stock held by such holder into one share of the Class B Common Stock at the option of the holder. To effect such a conversion, the holder shall surrender the Common Stock certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that such holder wishes to receive certificates for the Class B Common Stock, the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, a certificate or certificates for the number of shares converted into Class B Common Stock and a certificate or certificates for any Common Stock not converted. The person or persons entitled to receive the shares of Class B Common Stock shall be treated for all purposes as the holder of record of Class B Common Stock on the date when the Class B Common Stock certificate or certificates are issued, and on that date shall surrender any rights particular to Common Stock. Each share of Common Stock converted will be cancelled after it has been converted as provided herein.

2. Article FOURTH C of the Restated Certificate be amended to add the following provision:

     6. Upon conversion of the Common Stock into the Class B Common Stock pursuant to Section B5 of this Article FOURTH, the holder of converted shares will accrue thereafter all rights of holders of Class B Common Stock to dividends, stock dividends or stock splits, combinations of stock, or distribution of assets, including upon voluntary or involuntary liquidation or dissolution, but shall have no voting rights, except as otherwise provided by law.

3. As amended hereby, the Restated Certificate of Incorporation remains in full force and effect.

                                                                       EXHIBIT B

                          1994 STOCK INCENTIVE PLAN OF
                       ALL AMERICAN COMMUNICATIONS, INC.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
I.     DEFINITIONS.......................................................................   B-1
       1.1    Definitions................................................................   B-1
II.    THE PLAN..........................................................................   B-3
       2.1    Purpose....................................................................   B-3
       2.2    Administration.............................................................   B-3
       2.3    Participation..............................................................   B-4
       2.4    Stock Subject to the Plan..................................................   B-4
       2.5    Grant of Awards............................................................   B-4
       2.6    Exercise of Awards.........................................................   B-4
III.   OPTIONS...........................................................................   B-5
       3.1    Grants.....................................................................   B-5
       3.2    Option Price...............................................................   B-6
       3.3    Option Period..............................................................   B-6
       3.4    Exercise of Options........................................................   B-7
       3.5    Limitations on Grant of Incentive Stock Options............................   B-7
       3.6    Additional Rights..........................................................   B-7
IV.    STOCK APPRECIATION RIGHTS.........................................................   B-7
       4.1    Grants.....................................................................   B-7
       4.2    Exercise of Stock Appreciation Rights......................................   B-8
       4.3    Payment....................................................................   B-8
V.     RESTRICTED STOCK AWARDS...........................................................   B-9
       5.1    Grants.....................................................................   B-9
       5.2    Restrictions...............................................................   B-9
VI.    PERFORMANCE SHARE AWARDS..........................................................   B-9
       6.1    Grants.....................................................................   B-9
VII.   OTHER PROVISIONS..................................................................   B-9
       7.1    Rights of Eligible Persons, Participants and Beneficiaries.................   B-9
       7.2    Adjustments Upon Changes in Capitalization.................................  B-10
       7.3    Termination of Employment..................................................  B-11
       7.4    Acceleration of Awards.....................................................  B-12
       7.5    Government Regulations.....................................................  B-12
       7.6    Tax Withholding............................................................  B-12
       7.7    Amendment, Termination and Suspension......................................  B-13
       7.8    Privileges of Stock Ownership; Nondistributive Intent......................  B-13
       7.9    Effective Date of the Plan.................................................  B-13
       7.10   Term of the Plan...........................................................  B-13
       7.11   Governing Law..............................................................  B-14
AMENDMENT NO. 1 TO ALL AMERICAN COMMUNICATIONS, INC.
1994 STOCK INCENTIVE PLAN................................................................  B-15

                       ALL AMERICAN COMMUNICATIONS, INC.
                           1994 STOCK INCENTIVE PLAN

I. DEFINITIONS.

     1.1 Definitions.

          (a) "Award" shall mean an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or Performance Share Award, in each case granted under this Plan.

          (b) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

          (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee.

          (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

          (f) "Board" shall mean the Board of Directors of the Corporation.

          (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (h) "Commission" shall mean the Securities and Exchange Commission.

          (i) "Committee" shall mean either a committee appointed by the Board and consisting of two or more members, each of whom is a director and Disinterested or the entire Board, if each member is Disinterested (except as otherwise permitted under Rule 16b-3 promulgated under the Exchange
     Act). If there are two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, then the Committee shall consist only of such members. Notwithstanding anything to the contrary herein, no member of the Committee shall be eligible to receive Awards hereunder for the period one year prior to serving on the Committee or while serving on the Committee, other than in accordance with Section 3.1(b).

          (j) "Common Stock" shall mean the Common Stock of the Corporation.

          (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

          (l) "Corporation" shall mean All American Communications, Inc., a Delaware corporation, and its successors.

          (m) "Disinterested" shall mean disinterested within the meaning of the applicable regulatory requirements promulgated under Section 16 of the Exchange Act.

          (n) "Eligible Person" shall mean an employee, director, officer, key employee of the Company or any other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation an independent contractor, outside consultant or advisor to the Company.

          (o) "Event" shall mean any of the following:

             (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

             (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

             (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

             (4) A Change in Control. A "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

          (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (q) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASDAQ; (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASDAQ or a similar organization, the values established by the Committee for purposes of granting Options under the Plan.

          (r) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (s) "Nonqualified Stock Option" shall mean an option which is designated a Nonqualified Stock Option.

          (t) "Option" shall mean an option to purchase Common Stock under this Plan. An option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

          (u) "Participant" shall mean an Eligible Person, who has been awarded an Award.

          (v) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Committee.

          (w) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

          (x) "Plan" shall mean All American Communications, Inc. 1994 Stock Incentive Plan.

          (y) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

          (z) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

          (aa) "Retirement" shall mean retirement as defined in termination of employment with the Company pursuant to the Company's retirement policy, as in effect from time to time.

          (ab) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (ac) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3(a).

          (ad) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (ae) "Tax-Offset Bonus" shall mean a bonus payable pursuant to a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, determined as provided in Section 3.6.

          (af) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

II. THE PLAN.

     2.1 Purpose.

          The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

     2.2 Administration.

          (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions (other than functions which are required to be performed by the Committee pursuant to requirements promulgated under Section 16 of the Exchange Act and Section 162(m) of the
     Code) to individuals who are officers or employees of the Company.

          (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

          (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

          (d) Subject to the requirements of Section 1.1(i), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

     2.3 Participation.

          Awards may be granted only to Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Committee shall not be eligible to receive Awards, other than in accordance with Section 3.1(b).

     2.4 Stock Subject to the Plan.

          The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 1,250,000 shares, subject to adjustment as set forth in Section 7.2. The maximum number of shares of Common Stock which may be the subject of Options and Stock Appreciation Rights granted to any individual in any calendar year shall not exceed 250,000 shares. If an Option and any Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased or nontransferred shares subject thereto shall again be available for purposes of this Plan; provided, however, that the counting of shares subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option and any Stock Appreciation Right granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled, the number of shares subject to such Option and Stock Appreciation Right shall continue to count against the maximum number of shares which may be the subject of Options and Stock Appreciation Rights granted to such Eligible Person. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Stock Appreciation Right is reduced, such reduction shall be treated as a cancellation of such Option and Stock Appreciation Right and the grant of a new Option and Stock Appreciation Right (if any), and both the cancellation of the Option and Stock Appreciation Right and the new Option and Stock Appreciation Right shall reduce the maximum number of shares for which Options and Stock Appreciation Rights may be granted to the holder of such Option and Stock Appreciation Right.

     2.5 Grant of Awards.

          Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Award is made on the Award Date.

     2.6 Exercise of Awards.

          An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 3.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

III. OPTIONS.

     3.1 Grants.

          (a) One or more Options may be granted to any Eligible Person other than members of the Committee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option. Members of the Committee shall be granted Options in accordance with Section 3.1(b).

          (b) Notwithstanding any other provision of the Plan, effective on June 21, 1994 and on each subsequent date a director who is not also an employee of the Company is appointed, elected or, commencing in 1995, re-elected to the Board, such director will automatically be granted a Nonqualified Stock Option, having a duration of ten years, to purchase 3,000 shares of Common Stock for a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant, to vest over four years commencing on the first anniversary of the grant. The purchase price of any shares purchased pursuant to any such Option shall be paid in full at the time of each purchase in cash or by certified or cashier's check payable to the order of the Corporation. Notwithstanding anything to the contrary contained in Section 7.2 or 7.4, each such Option shall be adjusted and shall accelerate, respectively, in the following events:

             (i) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to each Option. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

             (ii) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, any such Option then outstanding shall terminate and be forfeited. In the event the Options terminate as aforesaid in connection with such a dissolution, liquidation, reorganization, merger or consolidation, the holder of any such Option shall be entitled to receive from the Corporation cash in an amount equal to the excess of
        (A) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the shares of Common Stock subject to the portion of the Option not theretofore exercised (whether or not the Option is then exercisable pursuant to its terms or otherwise), over (B) the aggregate purchase price which would be payable for such shares upon the exercise of the Option.

             (iii) In adjusting Options to reflect the changes described in this
        Section 3.1(b) or in determining that no such adjustment is necessary, the Committee shall make only such adjustment as shall be necessary to maintain the proportionate interest of the holder and preserve the value of the respective Option and may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

             (iv) Upon the occurrence of an Event, each such Option shall become immediately exercisable to the full extent theretofore not exercisable. Acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

          All or any part of any remaining unexercised Options granted pursuant to this Section 3.1(b) may be exercised (after approval of the Plan by shareholders of the Corporation but in no event during the six-month period commencing on the later of the date of grant or the date of such shareholder approval) in the event of the holder's cessation of service as a director of the Company due to the holder's death, during the period beginning on the date of death and ending 12 months thereafter, but in no event after the expiration of the term of the Option. Any Option granted pursuant to this Section 3.1(b), to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a director of the Company due to Total Disability, except that the holder or the holder's Personal Representative shall have 12 months following such cessation of service to exercise any unexercised Option that the holder could have exercised on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Any Option granted pursuant to this Section 3.1(b), to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a director of the Company (for reasons other than Total Disability or death), except that the holder shall have three months from the date of such cessation of service to exercise any unexercised Option that he or she could have exercised on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the preceding, if the service as a director of any holder of an Option granted pursuant to this Section 3.1(b) shall be terminated because of the holder's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company, then all such unexercised Options of the holder shall terminate immediately upon such holder's ceasing to serve as a director.

          Subject to the limitations of Section 7.7, this award formula may be amended from time to time by the Board with respect to timing and amount; provided that such formula will not be modified to provide an award in excess of Options to acquire 5,000 shares of Common Stock per year; and provided, further, that the provisions of this Section 3.1(b) shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended (and to such extent, if any, as it may be applicable to the Plan) or the rules and regulations thereunder.

     3.2 Option Price.

          (a) The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation; (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee but at a rate of interest at least equal to the imputed interest specified under Section 483 or Section 1274, whichever is applicable, of the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements); or (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned, or deemed to have been owned, by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise disallowed by the Committee, any applicable tax withholding under
     Section 7.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

     3.3 Option Period.

          Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date of an Incentive Stock Option or

     10 years and one day after the Award Date of a Nonqualified Stock Option, and shall be subject to earlier termination as hereinafter provided.

     3.4 Exercise of Options.

          Except as otherwise provided in Section 7.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement which date(s) shall not be earlier than six months after the later of (i) the Award Date, or (ii) the date of shareholder approval of the Plan pursuant to Section 7.9, and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     3.5 Limitations on Grant of Incentive Stock Options.

          (a) The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan (other than as a result of acceleration pursuant to Section 7.4 or 7.2), together with that of common stock subject to incentive stock options first exercisable by such Participant under any other plan of the Corporation or any Subsidiary, shall not exceed $100,000; to the extent such limitation is exceeded as a result of acceleration, Options shall be treated as Nonqualified Stock Options.

          (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
     Section 422 of the Code.

          (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

          (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company.

     3.6 Additional Rights.

          In its discretion the Committee may, in the Award Agreement, provide for a Tax-Offset Bonus to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset Bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise price and the lesser of (i) the Fair Market Value on the date of exercise of the Common Stock with respect to which the disqualifying disposition occurs, or (ii) the amount realized from such disqualifying disposition. Such percentage shall be set out in the Award Agreement and shall be designed to offset the impact of additional taxes which result from the disqualifying disposition. Notwithstanding the preceding sentence, the Committee may reserve the right to from time to time change the percentage applicable with respect to the Award Agreement.

IV. STOCK APPRECIATION RIGHTS.

     4.1 Grants.

          In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

     4.2 Exercise of Stock Appreciation Rights.

          (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

          (b) In the event that a Stock Appreciation Right granted concurrently with an option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by such number of shares.

          (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right. The number of shares subject to unexercised Stock Appreciation Rights may also be reduced proportionately.

          (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the later of (i) the Award Date, or
     (ii) the date of shareholder approval of the Plan pursuant to Section 7.9.

          (e) In order to achieve the Plan's objective of encouraging ownership of the Common Stock, the Committee may require that Stock Appreciation Rights can only be exercised if the Participant uses all or a portion of any cash received upon exercise of the Stock Appreciation Right to concurrently exercise all or a portion of the Option he or she holds.

     4.3 Payment.

          (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

             (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

             (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

          (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment in cash of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right.

V. RESTRICTED STOCK AWARDS.

     5.1 Grants.

          Subject to Section 2.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the later of (i) the Award Date, or (ii) the date of shareholder approval of the Plan pursuant to Section 7.9. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall bear a legend making appropriate reference to the restrictions imposed and shall be held by the Corporation until the restrictions on such shares shall have lapsed and those shares shall have thereby vested.

     5.2 Restrictions.

          (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

          (b) Participants receiving Restricted Stock shall be entitled to voting rights for the shares issued even though they are not vested; provided that such rights shall terminate immediately as to any forfeited Restricted Stock; and provided further that any dividends declared and paid on the shares issued but not yet vested shall be retained for the benefit of the Participant, to be paid to the Participant when and if such shares vest or returned to the Corporation immediately as to any forfeited Restricted Stock.

          (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

VI. PERFORMANCE SHARE AWARDS.

     6.1 Grants.

          The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the later of (i) the Award Date, or
     (ii) the date of shareholder approval of the Plan pursuant to Section 7.9.

VII. OTHER PROVISIONS.

     7.1 Rights of Eligible Persons, Participants and Beneficiaries.

          (a) Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Person or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Person or Participant.

          (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, or pursuant to a "qualified domestic relations order" as defined by the Code, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

          (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     7.2 Adjustments Upon Changes in Capitalization.

          (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock. Corresponding adjustments may also be made in particular stock grants with respect to extraordinary cash dividends.

          (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate, and any outstanding Awards shall terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

          (c) In adjusting Awards to reflect the changes described in this
     Section 7.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     7.3 Termination of Employment.

          (a) If the Participant's employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, three months (or up to one year if so determined by the Committee in the grant or otherwise) from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on that date, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of employment.

          (b) If the Participant's employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, 12 months from the date of termination of employment (or 3 months from the date of termination of employment as a result of Retirement, with respect to an Incentive Stock Option) to exercise any Option to the extent it shall have become exercisable by that date, and any Option not exercisable on that date shall terminate.

          (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 3.3, during the 12-month period or such shorter period as is provided in the Award Agreement following the Participant's death, as to all or any part of the shares of Common Stock covered thereby including all shares as to which the Option would not otherwise be exercisable.

          (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 4.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 3.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

          (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

          (f) In the event of termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

          (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity.

          (h) Upon forfeiture of a Restricted Stock Award pursuant to this
     Section 7.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the

     Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

     7.4 Acceleration of Awards.

          Unless prior to an Event the Committee determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; provided, however, that Awards shall not in any event be so accelerated to a date less than six months after the later of (i) the Award Date, or (ii) the date of shareholder approval of the Plan pursuant to Section 7.9. Acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

     7.5 Government Regulations.

          This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, without limitation, interpretive letters of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     7.6 Tax Withholding.

          (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award, payment pursuant to a Stock Appreciation Right or payment of a Tax-Offset Bonus, the Company shall have the right to (i) require such Participant or other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or
     (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

          (b) The Committee may, in its discretion, permit a loan from the Company to a Participant (other than a member of the Committee) in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

     7.7 Amendment, Termination and Suspension.

          (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by the Plan. No Awards may be granted during any suspension of this Plan or after its termination.

          (b) If an amendment would (i) materially increase the benefits accruing to Participants within the meaning of Rule 16b-3(a) under the Exchange Act or any successor thereto, (ii) increase the aggregate number of shares which may be issued under this Plan or to any individual, or
     (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board or the Committee and by a majority of the shareholders.

          (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

     7.8 Privileges of Stock Ownership; Nondistributive Intent.

          A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     7.9 Effective Date of the Plan.

          This Plan is conditioned upon its approval by the shareholders of the Corporation on or before June 21, 1995 by the vote of the holders of a majority of the stock of the Corporation voting at such meeting in person or by proxy; except that this Plan is adopted and approved by the Board effective June 21, 1994 to permit the grant of Awards prior to the approval of the Plan by the shareholders of the Corporation as aforesaid. In the event that this Plan is not approved by the shareholders of the Corporation as aforesaid, this Plan and any Awards granted hereunder shall be void and of no force or effect.

     7.10 Term of the Plan.

          Unless previously terminated by the Board, this Plan shall terminate at the close of business on June 21, 2004, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

     7.11 Governing Law.

          Except as required by Delaware corporate law, this Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                                AMENDMENT NO. 1
                                       TO
                           1994 STOCK INCENTIVE PLAN
                                       OF
                       ALL AMERICAN COMMUNICATIONS, INC.

     Capitalized terms used but undefined herein shall have the meanings ascribed to them in the Plan.

1. The definition of "Common Stock" in Section 1.1(j) of the Plan is hereby amended and restated in its entirety to read as follows:

        (j) "Common Stock" shall mean the Common Stock of the Corporation or Class B Common Stock of the Corporation.

2. Section 2.4 of the Plan is hereby amended and restated in its entirety to read as follows:

        2.4 Stock Subject to the Plan. The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 3,500,000 shares, subject to adjustment as set forth in Section 7.2. The maximum number of shares of Common Stock which may be the subject of Options and Stock Appreciation Rights granted to any individual in any calendar year shall not exceed 250,000 shares; provided, however, that the block grant, dated as of February 26, 1996, of an option to purchase 1,200,000 shares of Class B Common Stock to Anthony J. Scotti shall be exempted from such limitations. If an Option and any Stock Appreciation Rights shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased or nontransferred shares subject thereto shall again be available for the purposes of this Plan; provided, however, that the counting of shares subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option and any Stock Appreciation Right granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled, the number of shares subject to such Option and Stock Appreciation Rights granted to such Eligible Person. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Stock Appreciation Right is reduced, such reduction shall be treated as a cancellation of such Option and Stock Appreciation Right and the grant of a new Option and Stock Appreciation Right (if any), and both the cancellation of the Option and Stock Appreciation Right and the grant of the new Option and Stock Appreciation Right shall reduce the maximum number of shares for which Options and Stock Appreciation Rights may be granted to the holder of such Option and Stock Appreciation Right.

3.        As amended hereby, the Plan remains in full force and effect.

                               FORM OF PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                     ALL AMERICAN COMMUNICATIONS, INC. FOR
                  JULY 16, 1996 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned, revoking any previous proxies for such stock, hereby appoints each of ANTHONY J. SCOTTI, BENJAMIN J. SCOTTI and MYRON I. ROTH, as attorney and agent, acting individually or by a majority of those present, with full power of substitution, to vote as proxy in the name, place and stead of the undersigned at the annual meeting of stockholders of ALL AMERICAN COMMUNICATIONS, INC. to be held on July 16, 1996 and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. Without limiting the generality hereof, each of such persons is authorized to vote (1) as hereinafter specified upon the proposals listed below and on the reverse side and described in the Proxy Statement for the meeting, and (2) in his discretion upon any other matter that may properly come before the meeting.

    The shares represented by this proxy shall be voted as specified. If no specification is made, the shares shall be voted on the specified matters as recommended by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the items below.

1. Approval of the following Class II nominees to the Board of Directors:
                        Anthony J. Scotti         FOR / /   WITHHOLD / /
                        Thomas Bradshaw           FOR / /   WITHHOLD / /
                        Myron I. Roth             FOR / /   WITHHOLD / /
                        R. Timothy O'Donnell      FOR / /   WITHHOLD / /


2. Approval of the following Class III nominees to the Board of Directors:
                        Sydney D. Vinnedge        FOR / /   WITHHOLD / /
                        Gordon C. Luce            FOR / /   WITHHOLD / /
                        Lawrence E. Lamattina     FOR / /   WITHHOLD / /

                                  (continued and to be signed on reverse side)

3. Approval of the amendment to the Company's Restated Certificate of
   Incorporation to enable holders of the Company's Common Stock to convert each share of Common Stock held by such holder into one share of Class B
   Common Stock.                                                                   FOR / /     AGAINST / /     ABSTAIN / /
4. Ratification of the amendment to the Company's 1994 Stock Incentive Plan
   and the approval of certain awards previously granted under such plan.          FOR / /     AGAINST / /     ABSTAIN / /
5. Approval of certain award granted to Anthony J. Scotti under the 1994
   Stock Incentive Plan.                                                           FOR / /     AGAINST / /     ABSTAIN / /
6. Approval of certain awards granted to Thomas Bradshaw and certain other
   executive officers under the 1994 Stock Incentive Plan.                         FOR / /     AGAINST / /     ABSTAIN / /
7. Approval of the appointment of Price Waterhouse LLP as the Company's
   independent accountants for the fiscal year ending December 31, 1996.           FOR / /     AGAINST / /     ABSTAIN / /

                                                    ----------------------------
                                                              Signature

                                                    ----------------------------
                                                             Signature

                                                    Date:                 , 1996
                                                         -----------------
                                                    IMPORTANT: PLEASE SIGN YOUR
                                                    NAME OR NAMES EXACTLY AS
                                                    STENCILED ON THIS PROXY.
                                                    WHEN SIGNING AS ATTORNEY,
                                                    EXECUTOR OR ADMINISTRATOR,
                                                    TRUSTEE OR GUARDIAN, PLEASE
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                                                    SUCH.

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